USAA                          USAA INVESTMENT TRUST
EAGLE             INCOME STRATEGY FUND, BALANCED STRATEGY FUND,
LOGO            CORNERSTONE STRATEGY FUND, GROWTH STRATEGY FUND,
              GROWTH AND TAX STRATEGY FUND, EMERGING MARKETS FUND,
             PRECIOUS METALS AND MINERALS FUND, INTERNATIONAL FUND,
         WORLD GROWTH FUND, GNMA TRUST, AND TREASURY MONEY MARKET TRUST

                        SUPPLEMENT DATED NOVEMBER 7, 2001
                   TO THE STATEMENT OF ADDITIONAL INFORMATION
                              DATED OCTOBER 1, 2001



1. THE FOLLOWING INFORMATION REPLACES THE SECTION ENTITLED LENDING OF SECURITIES UNDER THE "INVESTMENT POLICIES" SECTION ON PAGE 6.

LENDING OF SECURITIES

Each Fund may lend its securities in accordance with a lending policy that has been authorized by the Trust's Board of Trustees and implemented by the Manager. Securities may be loaned only to qualified broker-dealers or other institutional investors that have been determined to be creditworthy by the Manager. When borrowing securities from a Fund, the borrower will be required to maintain cash collateral with the Trust equal at all times to at least 100% of the value of the borrowed securities. During the term of each loan, the Fund will be entitled to receive payments from the borrower equal to all interest and dividends paid on the securities during the term of the loan by the issuer of the securities. In addition, the Fund will invest the cash received as collateral in high-quality short-term instruments such as obligations of the U.S. government or of its agencies or instrumentalities or in repurchase agreements or shares of money market mutual funds, thereby earning additional income.

No loan of securities will be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of a Fund's total assets. The Fund may terminate a loan at any time.



2. THE FOLLOWING INFORMATION REPLACES THE FIRST PARAGRAPH FOUND UNDER PORTFOLIO TURNOVER RATES ON PAGE 15.

PORTFOLIO TURNOVER RATES

The rate of portfolio turnover of a Fund will not be a limiting factor when the Manager deems changes in a Fund's portfolio appropriate in view of its investment objective. Ordinarily, a Fund will not purchase or sell securities solely to achieve short-term trading profits, although a Fund may sell portfolio securities without regard to the length of time held if consistent with the Fund's investment objective(s). The Growth and Tax Strategy Fund, however, may also purchase and sell securities solely to achieve short-term trading profits. These activities may increase the portfolio turnover rate for the Fund, which may result in the Fund incurring higher brokerage costs and realizing more taxable gains than would otherwise be the case in the absence of such activities. It is not anticipated that the portfolio turnover rates of the Growth and Tax Strategy, Income Strategy, Balanced Strategy, Cornerstone Strategy, Growth Strategy, Emerging Markets, Precious Metals and Minerals, International, and World Growth Funds or the GNMA Trust will exceed 100%.


                                                                      39726-1101